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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                _________________

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 17, 1998
                            ________________________


                      HEALTHCARE REALTY TRUST INCORPORATED
             (Exact name of Registrant as specified in its charter)

         Maryland                    1-11852                  62 - 1507028
      (State or Other            (Commission File           (I.R.S. Employer
      Jurisdiction of                Number)                 Identification
      Incorporation)                                             Number)

                              3310 West End Avenue
                                    Suite 700
                           Nashville, Tennessee 37203
                    (Address of principal executive offices)

                                 (615) 269-8175
              (Registrant's telephone number, including area code)

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Item 5.  Other Events and Information

     The Financial Accounting Standards Board ("FASB") has issued Statement No. 128, "Earnings Per Share," which is effective for financial statements for periods ended after December 15, 1997. FASB Statement No. 128 requires the restatement of prior period earnings per share and requires the disclosure of additional supplemental information detailing the calculation of earnings per share. A copy of the restatement of prior period earnings per share is filed as Exhibits 99.15.1 - 99.15.5 hereto, which is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

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
( c )    The following exhibits are filed herewith:

Exhibit Number   Description
99.15.1          Selected financial data from the 1996 Annual Report on Form 10-K of Healthcare Realty Trust Incorporated,
                 restated to reflect the adoption of FASB Statement No. 128.

99.15.2          Selected quarterly financial data from footnote 13 to the consolidated financial statements filed as part of the 1996 Annual Report on Form 10-K of Healthcare Realty Trust Incorporated, restated to reflect the adoption of FASB Statement No. 128.

99.15.3          Additional FASB Statement No. 128 disclosures for Healthcare Realty Trust Incorporated for the years ended
                 December 31, 1996, 1995 and 1994.

99.15.4          Earnings per share information for each of the first three quarters of 1997 for Healthcare Realty Trust
                 Incorporated, restated to reflect the adoption of FASB Statement No. 128.

99.15.5          Additional FASB Statement No. 128 disclosures for Healthcare Realty Trust Incorporated for each of the first three quarters of 1997.
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HEALTHCARE REALTY TRUST INCORPORATED


                                   By:     /s/ ROGER O. WEST
                                           Roger O. West
                                           Executive Vice President
                                             and General Counsel

Date:  February 17, 1998
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
EXHIBIT INDEX

Exhibit Number      Description

99.15.1             Selected  financial  data from the 1996  Annual  Report on Form 10-K of  Healthcare  Realty
                    Trust Incorporated, restated to reflect the adoption of FASB Statement No. 128.

99.15.2             Selected  quarterly  financial  data  from  footnote  13  to  the  consolidated   financial
                    statements filed as part of the 1996 Annual Report on Form 10-K of Healthcare  Realty Trust
                    Incorporated, restated to reflect the adoption of FASB Statement No. 128.

99.15.3             Additional FASB Statement No. 128 disclosures for Healthcare Realty Trust  Incorporated for the years ended December 31, 1996, 1995 and 1994.

99.15.4             Earnings per share  information for each of the first three quarters of 1997 for Healthcare
                    Realty Trust Incorporated, restated to reflect the adoption of FASB Statement No. 128.

99.15.5             Additional FASB Statement No. 128 disclosures for Healthcare Realty Trust  Incorporated for each of the first three quarters of 1997.
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